UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under §240.14a-12

HIGHWATER ETHANOL, LLC
(Name of Registrant as Specified In Its Charter)

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24500 US Highway 14

Lamberton, MN 56152

NOTICE OF 2010 ANNUAL MEETING OF MEMBERS

To be Held Friday, February 26, 2010

To our members:

The 2010 annual meeting of members (the “2010 Annual Meeting”) of Highwater, LLC (the “Company”) will be held on Friday, February 26, 2010, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152.  Registration for the meeting will start at 8:30 a.m.  The 2010 Annual Meeting will commence at approximately 9:30 a.m.  The Board of Governors encourages you to attend the meeting.

The purposes of the meeting are to: (1) Amend section 5.3(a) of the Company’s Amended and Restated Member Control Agreement to increase the number of governors from nine (9) to twelve (12); (2) Elect twelve (12) governors to our Board of Governors and (3) Transact such other business as may properly come before the 2010 Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  If you have any questions regarding the information in the proxy statement or regarding completion of the enclosed proxy card, please call the Company at (507) 752-6160.

Only members listed on the Company’s records at the close of business on January 1, 2010 are entitled to notice of the 2010 Annual Meeting and to vote at the 2010 Annual Meeting and any adjournments thereof.  The proxy statement, proxy card and annual report to members are also available at www.highwater.com.  For your proxy card to be valid, it must be RECEIVED by the Company no later than 5:00 p.m. on Thursday, February 25, 2010.

All members are cordially invited to attend the 2010 Annual Meeting in person.  However, to assure the presence of a quorum, the Board of Governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the Board of Governors, whether or not you plan to attend the meeting.  Proxy cards are available on the Company’s website at http://www.highwaterethanol.com and may be printed by the members.  No personal information is required to print a proxy card.  If you wish to revoke your proxy card at the meeting and execute a new proxy card, you may do so by giving notice to our CEO Brian Kletscher or our CFO Mark Peterson, prior to the commencement of the meeting.  You may fax your completed proxy card to the Company at (507) 752-6162 or mail it to the Company at 24500 US Highway 14, Lamberton, MN 56152.  If you need directions to the meeting, please contact the Company using the information listed above.

By order of the board of governors,

/S/ DAVID MOLDAN
Chairman of the board

Lamberton, MN

January 29, 2010

Highwater Ethanol, LLC

24500 US Highway 14

Lamberton, Minnesota 56152

Proxy Statement

Annual Meeting of Members

Friday, February 26, 2010

This proxy solicitation is being made by the Company.  The proxy statement and proxy card were prepared by the Board of Governors of Highwater Ethanol, LLC (the “Company”) for use at the 2010 Annual Meeting of members of the Company to be held on Friday, February 26, 2010 (the “2010 Annual Meeting”), and any adjournment thereof.  The 2010 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152.  Registration for the meeting will begin at 8:30 a.m.  The 2010 Annual Meeting will commence at approximately 9:30 a.m.  This solicitation is being made by mail, however the Company may also use its officers, governors, and employees (without providing them with additional compensation) to solicit proxies from members in person or by telephone, facsimile or letter.  Distribution of this proxy statement and the proxy card is scheduled to begin on or about January 29, 2010.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:           Why did I receive this proxy statement?

A:            The Board of Governors is soliciting your proxy to vote at the 2010 Annual Meeting because you were a member of the Company at the close of business on January 1, 2010, the record date, and are entitled to vote at the meeting.

Q:           When and where is the 2010 Annual Meeting?

A:            The 2010 Annual Meeting will be held at the American Legion, 106 1st Avenue West, Lamberton, MN 56152 on February 26, 2010.  Registration for the meeting will begin at 8:30 a.m.  The Annual Meeting will commence at approximately 9:30 a.m.

Q:           What am I voting on?

A:            You are voting on:

•      The approval of an amendment to section 5.3(a) of the Company’s Amended and Restated Member Control Agreement (the “Member Control Agreement”) to increase the number of governors from nine (9) to twelve (12) governors;

•      The election of four (4) Group I governors;

•      The election of four (4) Group II governors; and

•      The election of four (4) Group III governors.

The fourteen nominees, nominated by the Board of Governors, are John Schueller, Ron Jorgenson, Russ Derickson, Scott Brittenham, Warren Pankonin, Mike Landuyt, Todd Reif, George Goblish, Luke Spalj, Tim VanDerWal, David Moldan, Rex Roehl, Dennis Wagner and Tim Sullivan.

Q:           How many votes do I have?

A:            Members are entitled to one vote for each membership unit that they owned of record as of the close of business on January 1, 2010.

Q:           What is the voting requirement to elect the governors?

A:            In the election of governors, the four (4) nominees in Group I, the four (4) nominees in Group II and the four (4) nominees in Group III receiving the greatest number of votes relative to the votes cast for their competitors will be elected regardless of whether any individual nominee receives votes from a majority of the quorum.  The presence (in person or by proxy or by mail ballot) of members representing at least fifty percent (50%) of the membership voting interests is required for the election of governors.

In the event the members do not approve the amendment to the Member Control Agreement, then the top three (3) vote recipients in each Group will be elected as governors.

Q:           What is the voting requirement to amend the Member Control Agreement?

A:            In order to amend section 5.3(a) of the Company’s Member Control Agreement to increase the number of governors from nine (9) governors to twelve (12) governors, a majority of the outstanding membership units must approve the amendment.

Q:           How many membership units are outstanding?

A:            On January 1, 2010, the record date, there were 4,953 outstanding membership units.

Q:           What constitutes a quorum?

A:            As of the record date, the Company had 4,953 outstanding membership units.  The presence of members holding fifty percent (50%) of the total outstanding membership units, or 2,477 membership units, constitutes a quorum.  If you submit a properly executed proxy, then your units will be counted as part of the quorum.

Q:           What is the effect of an abstention or if I withhold my vote?

A:            Abstentions will be counted when determining whether a quorum is present.  Abstentions for governor elections, however, will not be counted for or against any nominee because governors are elected by plurality vote, meaning that the person receiving the most votes in each group wins.  Because an amendment to section 5.3(a) of the Member Control Agreement must be approved by the affirmative vote of a majority of the membership voting interests, abstentions will be counted as a vote against the amendment.

Q:           How do I vote?

A:            Membership units can be voted only if the holder of record is present at the 2010 Annual Meeting, either in person or by proxy.  You may vote using either of the following methods:

•      Proxy.  The enclosed proxy card is a means by which a member may authorize the voting of his, her, or its membership units at the 2010 Annual Meeting.  The membership units represented by each properly executed card will be voted at the 2010 Annual Meeting in accordance with the member’s directions.  The Company urges you to specify your choices by marking the appropriate boxes on your enclosed proxy card.  After you have marked your choices, please sign and date the enclosed proxy card and return it in the enclosed envelope or by fax to the Company at (507) 752-6162.  Completed proxy cards must be received by the Company by 5:00 p.m. on Thursday, February 25, 2010, in order to be valid.  If you sign and return the proxy card without specifying your choices, your membership units will not be voted with regards to the election of governors or the amendment to the Company’s Member Control Agreement.

•      In person at the 2010 Annual Meeting.  All members may vote in person at the 2010 Annual Meeting.

If membership units are owned jointly by more than one person, both persons must sign the proxy card or attend the 2010 Annual Meeting in order for the units to be counted in the election of governors and amendment to the Member Control Agreement.

Q:           Do I have dissenters’ rights, appraisal rights or similar rights?

A:            Pursuant to Section 6.19 of the Company’s Member Control Agreement, members have no dissenters’ rights, appraisal rights or any similar rights.

Q:           What can I do if I change my mind after I vote my units?

A:            You may revoke your proxy by:

•      Voting in person at the 2010 Annual Meeting;

•      Giving personal or written notice of the revocation to Brian Kletscher or Mark Peterson, at the Company’s offices at 24500 US Highway 14, Lamberton, MN 56152 which is received prior to 5:00 p.m. on Thursday, February 25, 2010; or

•      Giving personal or written notice of the revocation to the Brian Kletscher or Mark Peterson, at the commencement of the 2010 Annual Meeting.

Q:           What happens if I mark too few or too many boxes on the proxy card?

A:            If you do not mark any choices for Group I, Group II or Group III governors on the proxy card, then your votes will not be counted for the election of governors.  If you mark fewer than four (4) choices for Group I governors, fewer than four (4) choices for Group II governors or fewer than four (4) choices for Group III governors, the proxies will vote your units ONLY for the persons you mark as your choices.  If you mark contradicting choices on the proxy cards, such as both for and withhold for a candidate, your votes will not be counted with respect to the governor candidate that you marked contradicting choices for.  If you mark more than twelve (12) choices for governors, your proxy card will be nullified and will not count toward the election of governors.

If you do not mark a choice on the proxy card for the amendment to the Member Control Agreement, then your vote will be counted as voting against the amendment to the Member Control Agreement.  If you mark contradicting choices on the proxy card, such as both for and against the amendment, your vote will not be counted with respect to the amendment to the Member Control Agreement.

However, each executed proxy card will be counted for purposes of determining whether a quorum is present at the meeting.

Q:           Who can attend the 2010 Annual Meeting?

A:            All members of the Company as of the close of business on the record date may attend the 2010 Annual Meeting.

Q:           What is the record date for the 2010 Annual Meeting?

A:            The record date for the 2010 Annual Meeting is January 1, 2010.

Q:           Who will count the vote?

A:            All votes will be tabulated by a qualified individual appointed by the Company.  They will separately tabulate votes and abstentions.

Q:           How do I nominate a candidate for election as a governor at next year’s annual meeting?

A:            Three governor positions will stand for election at the 2011 Annual Meeting.  Nominations for governor seats are made by a nominating committee appointed by the board of governors.  In addition, a member may nominate a candidate for governor by following the procedures explained in Section 5.3(b) of the Member Control Agreement.   Section 5.3(b) of the Member Control Agreement requires that written notice of a member’s intent to nominate an individual for governor must be given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held.

Each notice must include: (i) the name and address of the member who is making the nomination; (ii) a representation that the member is a holder of units entitled to vote at such meeting and the member intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (iii) the name, age, address and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the member and each nominee; (v) any other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission and (vi) the consent of the nominee to serve as a governor of the Company if so elected.

Q:           What is a member proposal?

A:            A member proposal is your recommendation or requirement that the Company and/or the Board of Governors take action, which you intend to present at a meeting of the Company’s members.  Your proposal should state as clearly as possible the course of action that you believe the Company should follow.  If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for members to vote on the matter via the proxy card. The deadlines and procedures for submitting member proposals are explained in the following question and answer.  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:           When are member proposals and governor nominations due for the 2011 annual meeting?

A:            In order to be considered for inclusion in next year’s proxy statement, member proposals must be submitted in writing to the Company by October 1, 2010 (approximately 120 days prior to the one year anniversary of the date of the mailing of this proxy statement).  The Company suggests that proposals for the 2011 annual meeting of the members be submitted by certified mail-return receipt requested.

Members who intend to present a proposal at the 2011 annual meeting of members without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than December 15, 2010 (approximately 45 days prior to the one year anniversary of the date of the mailing of this proxy statement).  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a member proposal intended to be submitted to the 2011 annual meeting by December 15, 2010, the persons named on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion.  However, if the Company does not receive notice of a member proposal intended to be submitted to the 2011 annual meeting by December 15, 2010, then the persons named on the proxy card may vote on any such proposal in their discretion only if the Company includes in its proxy statement an explanation of its intention with respect to voting on the proposal.

Q:           Who is paying for this proxy solicitation?

A:            The entire cost of this proxy solicitation will be borne by the Company.  The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of membership units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials and reports to such beneficial owners.

PROPOSAL TO BE VOTED UPON

PROPOSAL ONE

APPROVAL OF AMENDMENT TO MEMBER CONTROL AGREEMENT

INCREASING THE NUMBER OF GOVERNORS FROM NINE TO TWELVE

Our Amended and Restated Member Control Agreement, dated February 26, 2007 (the “Member Control Agreement”), currently provides that at the first annual meeting of the members following the date on which substantial operations of the ethanol facilities commence, the number of governors shall automatically become fixed at nine.  The Board of Governors has concluded that it is in the best interests of the Company to amend the Member Control Agreement to increase the number of governors to twelve.  The Board of Governors believes that the Company is best managed by the increased number of governors allowing for diversity in background and perspective.

Accordingly, it is proposed that the Company amend the Member Control Agreement to replace the following Section 5.3(a) in part:

The initial Governors shall be appointed by the initial Members and shall serve until the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier of death, resignation, removal or disqualification of any such Governor.  In accordance with Section 5.2 of this Agreement, at the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, the number of Governors shall automatically become fixed at Nine (9).  After the expiration of the initial terms of the Governors, at each annual meeting of the Members, Governors shall be elected by the Members for staggered terms of Three (3) years (except as hereafter provided with respect to the initial terms of Group I and Group II Governors) and until a successor is elected and qualified, or until the earlier death, resignation, removal or disqualification of any such Governor.  The initial Governors shall conduct a lottery to separately identify the Governor positions to be elected at the first annual meeting following the date on which substantial operations of the Facilities commence, and shall so classify each such Governor position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Governors.  The term of Group I Governors shall expire first (initial term of 1 year with successors elected to 3 year terms thereafter), followed by those of Group II Governors (initial term of 2 years with successors elected to 3 year terms thereafter), and then Group III Governor (initial and subsequent terms of 3 years).

With (underlined and/or crossed out language reflects the change):

The initial Governors shall be appointed by the initial Members and shall serve until the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, and in all cases until a successor is elected and qualified, or until the earlier of death, resignation, removal or disqualification of any such Governor.  In accordance with Section 5.2 of this Agreement, at the first annual meeting of the Members following the date on which substantial operations of the Facilities commence, the number of Governors shall automatically become fixed at ~~Nine (9)~~ Twelve (12).  After the expiration of the initial terms of the Governors, at each annual meeting of the Members, Governors shall be elected by the Members for staggered terms of Three (3) years (except as hereafter provided with respect to the initial terms of Group I and Group II Governors) and until a successor is elected and qualified, or until the earlier of death, resignation, removal or disqualification of any such Governor.  The initial Governors shall conduct a lottery to separately identify the Governor positions to be elected at the first annual meeting following the date on which substantial operations of the Facilities commence, and shall so classify each such Governor position as Group I, Group II or Group III, with such classification to serve as the basis for the staggering of terms among the elected Governors.  The term of Group I Governors shall expire first (initial term of 1 year with successors elected to 3 year terms thereafter), followed by those of Group II Governors (initial term of 2 years with successors elected to 3 year terms thereafter), and then Group III Governor (initial and subsequent terms of 3 years).

Required Vote and Board Recommendation

An amendment to section 5.3 of the Member Control Agreement requires the approval of a majority of the membership voting interests.  There are 4,953 total membership voting units.  For the amendment of the Member Control Agreement to be approved 2,477 membership voting units must vote for approval of the amendment.  As indicated on the proxy card, if you fail to mark a vote, the proxies solicited by the Board of Governors will be voted against the amendment to the Member Control Agreement.  If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will be counted as a vote against the amendment.

Accordingly, it is proposed that the Member Control Agreement be amended and restated as described above.  The Board of Governors has approved the proposed amendment to the Member Control Agreement.

YOUR BOARD HAS APPROVED THIS AMENDMENT TO THE MEMBER CONTROL AGREEMENT AND RECOMMENDS A VOTE FOR PROPOSAL ONE.

PROPOSAL TO BE VOTED UPON

PROPOSAL TWO

ELECTION OF GOVERNORS

Fourteen (14) initial governors comprise the current Board of Governors.  The initial term for these governors ends at the 2010 Annual Meeting.

Pursuant to section 5.3(a) of the Member Control Agreement, the Board of Governors shall automatically be fixed at nine (9) governors.  However, the Board of Governors is proposing an amendment to section 5.3(a) of the Member Control Agreement which would fix the number of governors at twelve (12) governors (the “elected governors”).  The elected governors will be divided into three (3) classes which will serve staggered terms until 2011, 2012 or 2013.  As a result, in accordance with the Member Control Agreement, four (4) governors will serve one-year terms (“Group I”), four (4) governors will serve two-year terms (“Group II”) and four (4) governors will serve three-year terms (“Group III”).  Beginning at the 2011 Annual Meeting of members, the members will vote for one group of governors, each of which will serve three-year terms.

The Board of Governors has nominated the following persons for election as governors: John Schueller, Ron Jorgenson, Russ Derickson, Scott Brittenham, Warren Pankonin, Mike Landuyt, Todd Reif, George Goblish, Luke Spalj, Tim VanDerWal, David Moldan, Rex Roehl, Dennis Wagner and Tim Sullivan.  All board nominees have indicated their willingness to serve as governors if elected.  Additionally, the Board of Governors, pursuant to section 5.3(a) of the Member Control Agreement have identified and slated the nominees in groups to serve the following terms if elected:

Board Candidate:	Group and Term Length Running For:
John Schueller, incumbent	Group III, term length 3 years
Ron Jorgenson, incumbent	Group III, term length 3 years
Russ Derickson, incumbent	Group III, term length 3 years
Scott Brittenham, incumbent	Group III, term length 3 years
Dennis Wagner	Group III, term length 3 years

Warren Pankonin, incumbent	Group II, term length 2 years
Mike Landuyt, incumbent	Group II, term length 2 years
George Goblish, incumbent	Group II, term length 2 years
Luke Spalj, incumbent	Group II, term length 2 years
Tim Sullivan	Group II, term length 2 years

Tim VanDerWal, incumbent	Group 1, term length 1 year
David Moldan, incumbent	Group 1, term length 1 year
Rex Roehl, incumbent	Group 1, term length 1 year
Todd Reif, incumbent	Group 1, term length 1 year

If the amendment to the Member Control Agreement is approved by the members, the four (4) Group I nominees receiving the highest vote totals will be elected as Group I governors, the four (4) Group II nominees receiving the highest vote totals will be elected as Group II governors and the four (4) Group III nominees receiving the highest vote totals will be elected as Group III governors at the 2010 Annual Meeting provided a quorum is present.  However, if the amendment to the Member Control Agreement is not approved by the members, the three (3) Group I nominees receiving the highest vote totals will be elected as Group I governors, the three (3) Group II nominees receiving the highest vote totals will be elected as Group II governors and the three (3) Group III nominees receiving the highest vote totals will be elected as Group III governors at the 2010 Annual Meeting provided a quorum is present.

Required Vote and Board Recommendation

As indicated in the proxy, if you are entitled to vote and do not mark any choices for governors on the proxy card, then the Proxies will not vote your units for the election of governors.  If you are entitled to vote and you do not submit a proxy card or attend the meeting or if you abstain from voting, your vote will not be counted either for or against any nominee because the governors will be elected by a plurality vote, meaning that those nominees receiving the greatest number of votes relative to the other nominees will be elected.  Votes withheld or abstained for all governor nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the governor election.  If you mark fewer than four choices in each group for governor, the proxies will vote your units ONLY for the persons you mark as your choices.  If you mark more than four choices in each group your proxy will be nullified and will not count in the election of governors.  If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Governors.

Information about Current Governors and Nominees

The following table contains certain information with respect to the nominees for election to the Board of Governors at the 2010 Annual Meeting:

Name and Principal Occupation	Age	Year First Became a Governor (if applicable)	If Elected, Term will Expire
Scott Brittenham, Investment Executive	51	2009	2013
Russ Derickson, Farmer	45	Inception	2013
George Goblish, Farmer	40	Inception	2012
Ron Jorgenson, Farmer	49	Inception	2013
Mike Landuyt, Farmer	34	Inception	2012
David Moldan, Farmer	49	Inception	2011
Warren Pankonin, Farmer	71	Inception	2012
Todd Reif, General Manager of Business	47	Inception	2012
Rex Roehl, Business Analyst and Project Manager	59	2009	2011
John Schueller, Farmer	51	Inception	2013
Luke Spalj, Business Owner	45	2009	2012
Tim VanDerWal, Loan Officer	43	Inception	2011
Tim Sullivan, Farmer	39	N/A	2012
Dennis Wagner, Business Owner	57	N/A	2013

Biographical Information for Nominees

Scott Brittenham, Incumbent Governor and Nominee — Age 51, 5151 East Broadway Boulevard, Suite 510, Tucson, Arizona 85711.

For the past five years, Scott Brittenham has been President and CEO of Ethanol Capital Management, LLC.  Mr. Brittenham has over 28 years of experience in the investment business with experience as a managing director of leading Wall Street investment banks including Salomon Brothers, Credit Suisse, Prudential Securities, and Bear Stearns & Co.  Prior to being appointed to the Board of Governors on August 24, 2009, Mr. Brittenham served on the Company’s advisory board.  Mr. Brittenham has served as a member of the Board of Governors since August 2009.

Russ Derickson, Incumbent Governor and Nominee — Age 45, 37720 210th Street, Lamberton, Minnesota 56152.

For the past five years, Russell Derickson has owned and managed his own farming operation, which produced corn, soybeans, and wheat.  He has also been an Agricultural Advisor and Warehouse Examiner for the Minnesota Department of Agriculture of St. Paul, Minnesota.  Mr. Derickson attended South Dakota State University where he received a M.Ed in Ag Education and B.S. in Agricultural Education and Mechanized Agriculture.  Mr. Derickson has served as a member of the Board of Governors since May 2006.

George Goblish, Incumbent Governor and Nominee — Age 40, 32866 Dayton Avenue, Vesta, Minnesota 56292.

For the past five years, George Goblish has been farming near Vesta, Minnesota where he currently raises corn and soybeans.  He is also an Asgro/Dekalb/Monsanto seed dealer.  Mr. Goblish attended Willmar Technical College where he received his Associate’s Degree in Agricultural Production and Management.  Mr. Goblish has served as a member of the Board of Governors since May 2006.

Ronald Jorgenson, Incumbent Governor and Nominee — Age 49, 33689 County Road 4, Jeffers, Minnesota 56145.

For the past five years, Ronald Jorgenson has owned and operated his own farming operations.  In addition, Mr. Jorgenson attended the University of Minnesota of St. Paul, Minnesota.  Mr. Jorgenson has served as a member of our Board of Governors since May 2006.

Michael Landuyt, Incumbent Governor and Nominee — Age 34, 13526 Camp Avenue, Walnut Grove, Minnesota 56180.

For the past five years, Michael Landuyt has owned and managed farming operations for Landuyt Land Livestock of Walnut Grove, Minnesota.  Mr. Landuyt attended South Dakota State University where he received an Associate’s Degree in General Ag.  Mr. Landuyt has served as a member of the Board of Governors since May 2006.

David Moldan, Chairman, Incumbent Governor and Nominee — Age 49, 25368 County Highway 4, Lamberton Minnesota 56152.

For the past five years, David Moldan has been the President and Treasurer of Moldan & Sons, Inc., a farming operation of Lamberton, Minnesota.  Mr. Moldan attended the University of Minnesota of Waseca, Minnesota where he received his Associate’s Degree in Applied Science and Diversified Ag Production.  Effective November 6, 2008, the Board of Governors appointed Mr. Moldan to replace Mr. Kletscher as Chairman of the Board of Governors.  Mr. Moldan has served as a member of the Board of Governors since May 2006.

Warren Pankonin, Secretary, Incumbent Governor and Nominee — Age 71, 40840 200th Street, Lamberton, Minnesota 56152.

For the past five years, Warren Pankonin has owned and managed Double Diamond Ranch, Inc., and Minnesota Supreme Feeders, Inc., where he buys and sells cattle.  He also crop farms with his son, Mark.  Effective November 6, 2008, the Board of Governors appointed Mr. Pankonin to replace Mr. Moldan as Secretary of the Board of Governors.  Mr. Pankonin has served as a member of the Board of Governors since May 2006.

Todd Reif, Incumbent Governor and Nominee — Age 47, 123 Savannah Heights Boulevard, Lynd, Minnesota 56157.

For the past five years, Todd Reif has been the General Manager of Cenex Harvest States in Marshall, Minnesota, a grain buying and farm supplying company.  Mr. Reif attended Southwest State University of Marshall, Minnesota and graduated with a B.S. Degree in Ag Business.  Mr. Reif has served as a member of the Board of Governors since May 2006.

Rex Roehl, Incumbent Governor and Nominee — Age 59, 600 North Buffalo Grove Road, Suite 300, Buffalo Grove, Illinois 60089.

Rex Roehl has more than 35 years of experience in the energy industry.  Mr. Roehl has been employed by Indeck Energy since 2005 and is responsible for analyzing business opportunities and managing projects for Indeck Energy.  Prior to joining Indeck Energy in 2005, Mr. Roehl was employed with Edison Mission Energy and with Commonwealth Edison.  Mr. Roehl has served as a member of the Board of Governors since August 2009.

John Schueller, Vice President, Incumbent Governor and Nominee — Age 51, 29157 250th Street, Wabasso, Minnesota 56293.

For the past five years, John Schueller has been farming in Wabasso, Minnesota.  He has also been a custom applicator for Crop Production in Wabasso, Minnesota, and a trucker for Christensen Family Farms of Sleepy Eye, Minnesota.  Mr. Schueller has served as a member of the Board of Governors since May 2006.

Luke Spalj, Incumbent Governor and Nominee — Age 45, P.O. Box 517, Deerwood, Minnesota 56244.

For the past five years, Luke Spalj has owned and operated Rice Lake Construction Group of Deerwood, Minnesota, which is a heavy industrial contractor specializing in water and wastewater treatment plants.  Mr. Spalj has also been owner and director of Deerwood Bank Corp of Deerwood, Minnesota since 1997.  Additionally, Mr. Spalj has served as President of the Telecommunications and Cable TV Division of Quanta Services since January 2003.  Mr. Spalj has served as a member of the Board of Governors since August 2009.

Timothy VanDerWal, Treasurer, Incumbent Governor and Nominee — Age 43, 13347 U.S. Highway 71, Sanborn, Minnesota 56083.

For the past five years, Timothy VanDerWal has been an Ag Loan Officer at the Wanda State Bank, Wanda, Minnesota.  He had worked as a Beef Enterprise Consultant for the Land O Lakes Feed Division of Arden Hills, Minnesota prior to joining the bank.  Effective October 16, 2008, the Board of Governors appointed Mr. VanDerWal to serve as treasurer and principal financial officer.  Mr. VanDerWal served as our principal financial officer until February 2009.  Mr. VanDerWal has served as a member of the Board of Governors since May 2006.

Tim Sullivan, Governor Nominee — Age 39, 68338 County Road 5, Franklin, Minnesota 55333.

For the past five years, Tim Sullivan has been the owner and operator of Birch Cooley Farms, Inc.  Mr. Sullivan farms with his father and two brothers where they raise corn, soybeans, peas, sweet corn and have a custom farm operation.  Mr. Sullivan graduated from South Dakota State University with a B.S. in Ag Business.  He has been on the board of directors at Harvestland Coop for 12 years and is currently a member of the Franklin Fire and Ambulance departments, the Minnesota Corn and Soybean Growers Associations and the Minnesota Ag and Rural Leadership Program (MARL) class V.   Additionally, Mr. Sullivan served a term on the Renville County Corn and Soybean board and is a past president, vice president and treasurer of the Franklin JC’s chapter

Dennis Wagner, Governor Nominee — Age 57, 3581 Town Road 415, International Falls, MN 56679.

For the past five years, Dennis Wagner has continued to own and operate Wagner Construction, Inc.  Mr. Wagner purchased Wagner Construction, Inc. in 1974 and has owned and operated it ever since.  Mr. Wagner has now owned and operated Wagner Construction, Inc. for over 35 years expanding the business into the successful underground utility construction company it is today.  Mr. Wagner presently serves as a board member for Granite Falls Ethanol, LLC.

Biographical Information of Non-nominee Governors

Monica Anderson, Governor — Age 47, 2736 211th Street, Walnut Grove, MN 56180.

For the past five years, Monica Anderson has owned Brad Anderson Farms Limited Partnership of Walnut Grove, MN.  She has also been an office manager at Clear Lake Farmers Elevator in Clear Lake, Minnesota, and was a Lab Technician at Bauerly Brothers of Sauk Rapids, Minnesota.  Ms. Anderson has served as a member of the Board of Governors since May 2006.  Ms. Anderson will serve until our 2010 Annual Meeting.

Jason Fink, Governor — Age 30, 3093 Covey Trail, Minnetrista, Minnesota 55375.

Since August 2007, Jason Fink has been the Vice President of Commercial and Ag Lending for Citizen State Bank of Waverly, Minnesota.  Prior to that Mr. Fink served as the Assistant Vice President and Ag Loan Officer at Minnwest Bank of Redwood Falls, Minnesota.  Mr. Fink graduated from South Dakota State University of Brookings, South Dakota with a major in Agronomy and minors in Ag Business, Ag Marketing and Business.  Mr. Fink has served as a member of the Board of Governors since May 2006.  Mr. Fink will serve until our 2010 Annual Meeting.

Biographical Information Regarding Officers and Key Employees

Brian Kletscher, Chief Executive Officer — Age 48¸ 26161 140th Street, Lamberton, Minnesota 56152.

For the past five years, Brian Kletscher has served as County Commissioner of Redwood County, Minnesota.  Mr. Kletscher’s duties include but are not limited to, budgets, financial operations, approving capital purchases, personnel committee and building projects.  Mr. Kletscher owned and operated Kletscher Farms until December 2008.  Effective November 6, 2008, Mr. Kletscher resigned from the Board of Governors and was hired to serve as chief executive officer.

Mark Peterson, Chief Financial Officer — Age 46, 712 W. Victory Lane, Sioux Falls, South Dakota 57108.

Mark Peterson was hired to serve as chief financial officer on February 19, 2009.  Prior to his employment with the Company, Mr. Peterson served as a Project Manager for Milo Belle Consultants, LLC for three years.  Prior to that Mr.

Peterson had served as an Insurance Agent with Farmers Insurance Group for two years.  In addition, Mr. Peterson served as Controller of Accounting for Myrl & Roy’s Paving, Inc. for two years and as the Accounting Manager for L.G. Everist, Inc. for five years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules of the SEC. Except as indicated by footnote, a person named in the table below has sole voting and sole investment power for all units beneficially owned by that person.

As of January 1, 2010, the following beneficial owners owned or held 5% or more of our outstanding units:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Unit	Indeck Renewable Energy(1) 600 North Buffalo Grove Road Suite 300 Buffalo Grove, IL 60089	400 Units	8.10%

Membership Unit	Highwater Investment Partner, LLC(2) Rockefeller Center 7th Floor, 1230 Avenue of the Americans New York, NY 10020	250 Units	5.04%

(1)          Rex Roehl serves as a governor on the Company’s Board of Governors at the request of Indeck Renewable Energy and is also considered a beneficial owner of these units as a result of his relationship with Indeck Renewable Energy.

(2)          Scott Brittenham serves as a governor on the Company’s Board of Governors at the request of Highwater Investment Partner, LLC and is also considered a beneficial owner of these units as a result of his relationship with Highwater Investment Partner, LLC.

Security Ownership of Management

As of January 1, 2010, members of our Board of Governors, executive officers and governor nominees own membership units as follows:

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	Monica Anderson, Governor	18 Units	*

Membership Units	Scott Brittenham, Governor and Nominee(2)	250 Units	5.04%

Membership Units	Russell Derickson, Governor and Nominee	11 Units	*

Membership Units	Jason Fink, Governor and Nominee	6 Units	*

Membership Units	George Goblish,(3) Governor and Nominee	50 Units	1.01%

Membership Units	Ronald Jorgenson, Governor and Nominee	24 Units	*

Membership Units	Brian Kletscher	8 Units	*

Membership Units	Michael Landuyt, Governor and Nominee	3 Units	*

Membership Units	David Moldan, Chairman, Governor and Nominee	9 Units	*

Membership Units	Warren Pankonin,(4) Secretary, Governor and Nominee	165 Units	3.33%

Membership Units	Todd Reif, Governor and Nominee	12 Units	*

Membership Units	Rex Roehl, Governor and Nominee (5)	400 Units	8.10%

Membership Units	John Schueller, Vice Chairman, Governor and Nominee	9 Units	*

Membership Units	Luke Spalj, Governor and Nominee	136.5 Units	2.75%

Membership Units	Tim Sullivan, Nominee	0 Units	*

Membership Units	Timothy VanDerWal, Treasurer, Governor and Nominee	3 Units	*

Membership Units	Dennis Wagner, (6) Nominee	150 Units	3.03%

TOTAL:		1254.5 Units	25.33%

(*) Indicates that the membership units owned represent less than 1% of the outstanding units.

(1)          The address of the beneficial owner is deemed to be the address of the Company.

(2)          Scott Brittenham beneficially owns 250 units through Highwater Investment Partner, LLC.

(3)          George Goblish shares investment and voting power with respect to 26 units with his wife.

(4)          Warren Pankonin shares investment and voting power with respect to 150 units with his wife.

(5)          Rex Roehl beneficially owns 400 units through Indeck Energy, LLC.

(6)          Dennis Wagner shares investment and voting power with respect to 150 units with his wife.

BOARD OF GOVERNORS’ MEETINGS AND COMMITTEES

The Board of Governors held twenty-five regularly scheduled meetings during the fiscal year ended October 31, 2009.

Each governor attended at least 75% of the meetings of the board of governors including committee meetings during the fiscal year ended October 31, 2009, except for Monica Anderson, Jason Fink, Scott Brittenham, Rex Roehl, and Luke Spalj.  Scott Brittenham, Rex Roehl and Luke Spalj each served on our Board of Governors for less than an entire year.  All of these individuals, with the exception of Scott Brittenham, attended at least 75% of the board meetings during the time they were board members during the fiscal year ended October 31, 2009.

The Board of Governors does not have a formalized process for holders of membership units to send communications to the Board of Governors. The Board of Governors feels this is reasonable given the accessibility of our governors.  Members desiring to communicate with the Board of Governors are free to do so by contacting a governor.  The names of our governors and their addresses are listed on the Company’s website at www.highwaterethanol.com/board.htm or are available by calling the Company’s office at (507) 752-6160.

The Board of Governors does not have a policy with regard to governors’ attendance at annual meetings. Last year, all eleven governors serving at the time of the annual meeting attended the Company’s annual meeting.  Due to this high attendance record, it is the view of the board of governors that such a policy is unnecessary.

Governor Independence

All of our governors are independent, as defined by NASDAQ Rule 5605(a)(2), with the exception of Mr. Todd Reif and Mr. Luke Spalj.  Mr. Reif is not considered independent due to the fact that he is the general manager of grain and farm supply cooperative for CHS, Inc., our distillers grain marketer.  Mr. Spalj is not considered independent due his ownership of Rice Lake Construction who constructed our water treatment facility and installation of the fire loop.  In evaluating the independence of our governors, we considered the following factors: (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governors and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Code of Ethics

The Board of Governors has adopted a Code of Ethics that sets forth standards regarding matters such as honest and ethical conduct, compliance with the law, and full, fair, accurate, and timely disclosure in reports and documents that we file with the SEC and in other public communications.  The Code of Ethics applies to all of our employees, officers, and governors, including our Chief Executive Officer and Chief Financial Officer.  The Code of Ethics is available free of charge on written request to Highwater Ethanol, LLC, 24500 US Highway 14, Lamberton, Minnesota 56152.

Audit Committee

The Company has a standing audit committee.  The purpose of the audit committee is to monitor the integrity of the Company’s financial reporting process and systems of internal controls.  The audit committee appoints and monitors the independence and qualifications of the Company’s independent auditors, monitors the performance of the Company’s internal audit function, provides an avenue of communication among the independent auditors, management, and the Company’s Board of Governors, and prepares an audit committee report to be included in the Company’s annual proxy statement.

The audit committee of the Board of Governors operates under a charter adopted by the board of governors in June 2008.  A copy of the audit committee charter is not available on the Company’s website but is attached as an exhibit to our proxy statement.

Under the charter, the audit committee must have at least three members.  The board of governors appointed Russ Derickson, George Goblish and Ron Jorgenson to the audit committee in June 2008.  The audit committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities. Nevertheless, all of our audit committee members are independent within the definition of independence provided by NASDAQ rules 5605(a)(2) and 5605(c)(2).  A governor would not be independent if they, or a family member, had been employed by the Company at any time during the last three years, accepted any compensation from the Company in excess of $120,000 during the last three years, or was a partner in, or a controlling shareholder or an executive officer of any organization which had extensive business dealings with the Company.  Additionally, governors serving on the audit committee must not have participated in the preparation of the financial statements of the Company at any time during the last three years.

The Board of Governors has determined that we do not currently have an audit committee financial expert serving on our audit committee.  We do not have an audit committee financial expert serving on our audit committee because no member of our Board of Governors has the requisite experience and education to qualify as an audit committee financial expert as defined in Item 401 of Regulation S-K and the Board of Governors has not yet created a new governor position expressly for this purpose.  The Board of Governors intends to consider such qualifications in future nominations to our Board of Governors and appointments to the audit committee.  The audit committee held four meetings during the fiscal year ended October 31, 2009.  All of our audit committee members attended at least 75% of the audit committee meetings during the fiscal year ended October 31, 2009.

Audit Committee Report

At the time of filing this preliminary proxy statement, the audit committee has not yet reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2009.  The audit committee will review and discuss the audited financial statements prior to the filing of the Company’s definitive proxy statement on or before January 29, 2010.  After the audit committee’s review of the financial statements, it will deliver a report to the Board of Governors before the filing of the definitive proxy statement.

The following report of the audit committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The audit committee reviews the Company’s financial reporting process on behalf of the Board of Governors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent accountant is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  As stated previously, the committee has not yet reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2009.  However, the committee will review and discuss the financial statements with management prior to the filing of the Company’s definitive proxy statement on or before January 29, 2010.

The committee will review and discuss with management the Company’s audited financial statements as of and for the fiscal year ended October 31, 2009.  The committee will discuss with Boulay, Heutmaker, Zibell & Co., its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as

adopted by the Public Company Accounting Oversight Board in Rule 3200T. The committee will receive and review the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co., as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and will discuss with the independent accountant the independent accountants’ independence.

The committee has considered whether the provision of services by Boulay, Huetmaker, Zibell & Co., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, are compatible with maintaining Boulay, Huetmaker, Zibell & Co.’s independence.

Based on the reviews and discussions referred to above, the audit committee will meet and discuss whether or not to recommend to the Board of Governors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2009.

Audit Committee
George Goblish, Chair
Russ Derickson
Ron Jorgenson

Independent Registered Public Accounting Firm

The audit committee anticipates selecting Boulay, Heutmaker, Zibell & Co. as the independent registered public accountants for the fiscal year November 1, 2009 to October 31, 2010.  A representative of Boulay, Heutmaker, Zibell & Co. is expected to be present at the 2010 Annual Meeting to respond to appropriate questions from the members and will have an opportunity to make a statement if they desire.

Audit Fees

The fees charged by Boulay, Heutmaker, Zibell & Co. during the last two fiscal years are as follows:

Category	Fiscal Year	Fees
Audit Fees(1)	2009	$145,532
	2008	$79,806
Audit-Related Fees	2009	$0
	2008	$0
Tax Fees	2009	$0
	2008	$0
All Other Fees(2)	2009	$0
	2008	$0

(1)          The audit fees were incurred for the audit of the Company’s annual financial statements included within Form 10-K and review of the financial statements included in the Company’s quarterly reports on Form 10-Q.  The Company’s principal independent registered public accountants also consulted with the Company in amending the Company’s Form 10-KSB for the fiscal year ending October 31, 2008, as well as quarterly filings including Form 10-Q in fiscal 2008 and 2009 as a result of an unrecorded interest rate swap and reissued their related audit and review reports in connection with those amendments.  Also included are fees related to services in connection with research and consultations for such filings for the fiscal years ended October 31, 2009 and 2008.

(2)          These fees consist of general financial consulting services provided by Boulay, Heutmaker, Zibell & Co.

Prior to engagement of the principal independent registered public accountants to perform audit services for the Company, the principal accountant was pre-approved by our audit committee pursuant to the Company’s policy requiring such approval.

One hundred percent (100%) of all audit services, audit-related services and tax-related services were pre-approved by our audit committee.

Nominating Committee

The nominating committee of the Board of Governors operates under a charter adopted by the Board of Governors in November 2009, which is included as an exhibit to this 2010 Proxy Statement.  Under the charter, the nominating committee must have at least three members.  The Board of Governors appointed Monica Anderson, Jason Fink and John Buckley Jr. (who is not a governor) to the nominating committee.  The nominating committee held two meetings in order to nominate candidates for the 2010 Annual Meeting.  All of our nominating committee members attended at least 75% of the nominating committee meetings.

Based upon the size of the Company and the Board of Governor’s familiarity with the Company since inception, the Board of Governors has also determined that each of the governors is qualified to suggest nominees for consideration to the nominating committee.  Pursuant to our Member Control Agreement, this is the first year since the Company’s inception that governors are to be elected.  The major responsibilities of a nominating committee are to:

•                  Develop a nomination process for candidates to the Board of Governors;

•                  Establish criteria and qualifications for membership to the Board of Governors;

•                  Identify and evaluate potential governor nominees;

•                  Fill vacancies on the Board of Governors;

•                  Recommend nominees to the Board of Governors for election or re-election.

The following list represents the types of criteria the nominating committee takes into account when identifying and evaluating potential nominees:

•                  Agricultural, business and financial background;

•                  Accounting experience;

•                  Community or civic involvement;

•                  Independence from the Company (i.e. free from any family, material business or professional relationship with the Company);

•                  Lack of potential conflicts of interest with the Company;

•                  Examples or references that demonstrate a candidate’s integrity, good judgment, commitment and willingness to consider matters with objectivity and impartiality; and

•                  Specific needs of the existing board relative to any particular candidate so that the overall board composition reflects a mix of talents, experience, expertise and perspectives appropriate to the Company’s circumstances.

The nominating committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  However, each member of the nominating committee is independent under the NASDAQ definition of independence.

Nominations for the election of governors may be made by any member entitled to vote generally in the election of governors.  In accordance with the Company’s Member Control Agreement, a member desiring to nominate one or more persons for election as a governor must provide the Company with written notice of such member’s intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than 45 calendar days nor more than 90 calendar days prior to the annual meeting of the Company at which such elections are to be held.

The notice to the Secretary shall set forth: (a) the name and address of record of the member who intends to make the nomination; (b) a representation that the member is a holder of record of units of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (d) a description of all arrangements or understandings between the member and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the member; (e) such other information regarding each nominee proposed by such member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission and (f) the consent of each nominee to serve as a governor of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a governor of the Company. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

The Company solicited nominations for individuals to stand for election at the 2010 Annual Meeting and posted a notice regarding member nominations for governors in the Company’s September 2009 and December 2009 newsletters which were distributed to the members and posted on the Company’s website.  The Company, through the nominating committee, received two nominations from the members for nominees to stand for election to the Company’s Board of Governors at the 2010 Annual Meeting.

Executive Committee

David Moldan, John Schueller, Timothy VanDerWal and Warren Pankonin sit on our executive committee.  Our executive committee comprises our compensation committee.  The executive committee is exempt from independence listing standards because our securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Nevertheless, each member of the executive committee is independent under the NASDAQ definition of independence.  The executive committee does not operate under a charter.

For additional information on the responsibilities and activities of the executive committee, including the process for determining executive compensation; see the section of this proxy statement entitled “Compensation Discussion and Analysis.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No family relationships currently exist between any of the governors, officers, or key employees of the Company.

We have engaged in several transactions with related parties.  The details of these transactions are discussed below.

Distillers Grains Distribution

On October 11, 2007, we entered into a distillers grains marketing agreement with CHS, Inc. for the purpose of marketing and distributing all of the distillers grains we produce at our plant.  CHS, Inc. will market our distillers grains and we will receive a percentage of the selling price actually received by CHS, Inc. in marketing our distillers grains to its customers.  Todd Reif, one of our governors is the general manager of grain and farm supply cooperative for CHS, Inc.

Construction Services

In December 2007, the Company entered into an agreement with Rice Lake Construction for the construction of a water treatment facility, well drilling, and installation of the fire loop.  Luke Spalj, one of our governors is an owner of Rice Lake Construction.  As of October 31, 2009, the Company has incurred approximately $16,623,000 for these services.

The Company’s Board of Governors reviews all transactions with related parties, as that term is defined by Item 404 of SEC Regulation S-K, or any transaction in which related persons have an indirect interest.  The Company’s Member Control Agreement includes a written policy that requires that any such related transaction be made on terms and conditions which are no less favorable to the Company than if the transaction had been made with an independent third party.  Further, our Member Control Agreement requires our governors to disclose any potential financial interest in any transaction being considered by the board of governors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The general philosophy of the Company is to provide competitive levels of compensation that are influenced by our performance, that reward individual achievements, and that enable us to retain qualified executives.  Compensation consists primarily of annual compensation, which includes base salary intended to provide a stable annual salary at a level consistent with individual contributions.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to our Chief Executive Officer and Chief Financial Officer.  We did not have any compensatory security option plan or other plan for long term compensation for our Executive Officers and governors in place as of October 31, 2009.  Further, as of October 31, 2009, none of our governors or officers had any options, warrants, or other similar rights to purchase securities of the Company.

Compensation of Named Executive Officers and Governors

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Brian Kletscher, Chief Executive Officer(1)	Fiscal Year 2009	$101,000	$0	$0	$0	$0	$0	$0		$101,000
	Fiscal Year 2008	$24,000	$0	$0	$0	$0	$0	$0		$24,000

Mark Peterson, Chief Financial Officer(2)	Fiscal Year 2009	$100,000	$0	$0	$0	$0	$0	$2,075	(3)	$102,075
	Fiscal Year 2008	$0	$0	$0	$0	$0	$0	$0		$0

Timothy VanDerWal Chief Financial Officer(4)	Fiscal Year 2009	$4,000	$0	$0	$0	$0	$0	$0		$4,000
	Fiscal Year 2008	$8,000	$0	$0	$0	$0	$0	$0		$8,000

(1)          Brian Kletscher was hired as the Company’s Chief Executive Officer in November 2008.  Prior to his employment with the Company, Mr. Kletscher served as president and chairman of the Board of Governors.

(2)          Mark Peterson was hired as the Company’s Chief Financial Officer in February 2009.

(3)          Mark Peterson received travel expenses for the first two months of his employment with the Company.  He also receives an allowance for his non-participation in the Company insurance plan.

(4)          Tim J. VanDerWal served as our secretary during the year ended October 31, 2008 and served as our chief financial officer from November 2008 through February 2009.

GOVERNOR COMPENSATION

We do not have a separate governors’ compensation committee.  The Board of Governors has direct responsibility with respect to the compensation of the Company’s Board of Governors.  At the Board of Governors meeting on August 6, 2009, the Board of Governors approved the following compensation structure: for regular board meetings the governors in attendance will be compensated $350 per meeting; for committee meetings, governors will be compensated $200 per meeting and the governors must be in attendance to receive compensation.  Mileage will be paid when attending board meetings, committee meetings or representing the Company at the Company’s request.  David Moldan is currently serving as our board chairman and receives compensation in the amount of $1,250 per month for his services as chairman of our Board of Governors.  The vice chairman (John Schueller), treasurer (Timothy VanDerWal) and secretary (Warren Pankonin) each receive compensation in the amount of $500 per month in addition to the compensation for attending regular board meetings and committee meetings.  The salaries will be distributed only if the officers are present for the monthly executive board meeting.

The table below shows the compensation paid to each of our governors for the fiscal year ended October 31, 2009.

GOVERNOR COMPENSATION

		Annual Compensation
Name	Fiscal Year	Fees Earned or Paid in Cash(1)	All Other Compensation		Total Compensation
Monica Anderson	2009	$350.00	$16.50	(2)	$366.50
Scott Brittenham	2009	$0.00	$0.00		$0.00
Russ Derickson	2009	$1,100.00	$6,273.66	(3)	$7,373.66
Jason Fink	2009	$0.00	$0.00		$0.00
George Goblish	2009	$900.00	$274.00	(4)	$1,174.00
Ron Jorgenson	2009	$900.00	$75.90	(2)	$975.90
Mike Landuyt	2009	$700.00	$4,246.82	(3)	$4,946.82
David Moldan	2009	$15,700.00	$379.00	(5)	$16,079.00
Warren Pankonin	2009	$350.00	$38.25	(6)	$388.25
Todd Reif	2009	$900.00	$141.90	(2)	$1,041.90
Rex Roehl	2009	$350.00	$0.00		$350.00
John Schueller	2009	$850.00	$35.20	(2)	$885.20
Luke Spalj	2009	$700.00	$0.00		$700.00
Tim VanDerWal	2009	$9,650.00	$24.75	(2)	$9,674.75

(1)          Includes reimbursement for regular board meetings as well as committee meetings.

(2)          Reimbursement for mileage incurred in connection with services rendered to the Board of Governors.

(3)          Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors and for services rendered to the Company.

(4)          Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors and for equipment rental expenses.

(5)          Includes reimbursement for mileage incurred in connection with services rendered to the Board of Governors, for services rendered to the Company and for products sold to the Company.

(6)          Includes reimbursement for mileage and other reasonable travel fees incurred in connection with services rendered to the Board of Governors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and governors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, governors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from our officers and governors, all Section 16(a) filing requirements were complied with during the fiscal year ended October 31, 2009 except for one Form 4 filing for one transaction each by Mr. Kletscher and Mr. Landuyt as well as one Form 3 filing each for the addition of Mr. Brittenham, Mr. Spalj and Mr. Roehl as governors in 2009.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s annual report to the Securities and Exchange Commission on Form 10-K, including the financial statements and the notes thereto, for the fiscal year ended October 31, 2009, accompanies the mailing of this proxy statement.

The Company will provide each member solicited a copy of the Form 10-K without charge. The written request for the Form 10-K should be directed to David Moldan, Chairman of Highwater Ethanol, LLC at 24500 U.S. Highway 14, Lamberton, Minnesota 56152. The Form 10-K is also available from the SEC at 6432 General Green Way, Mail Stop O-5, Alexandria, VA 22312-2413, by e-mail at foiapa@sec.gov or fax at (703) 914-2413 or available from the SEC’s internet site (www.sec.gov).

The Securities and Exchange Commission has approved a rule governing the delivery of annual disclosure documents.  The rule allows the Company to send a single set of our annual report and proxy statement to any household at which two or more members reside.  This practice, known as “householding”, is designed to eliminate duplicate mailings, conserve natural resources and reduce printing and mailing costs.  Each member will continue to receive a separate proxy card.  If you wish to receive a separate annual report or proxy statement than that sent to your household either this year or in the future, you may contact the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152.  If members of your household receive multiple copies of our annual report and proxy statement, you may request householding by contacting the Company by telephone at (507) 752-6160 or by written request at Highwater Ethanol, LLC at 24500 US Highway 14, Lamberton, MN 56152.

EXHIBIT A

HIGHWATER ETHANOL, LLC

CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF GOVERNORS

Pursuant to Section 5.3 of the Amended and Restated Member Control Agreement of Highwater Ethanol, LLC (the “Operating Agreement”), and in accordance with other provisions therein, the Board of Governors (“Board”) of Highwater Ethanol, LLC (“Company”), established a Nominating Committee (“Committee”) on this 24th day of November, 2009.

I.  Purpose

The Committee’s role is to recommend candidates for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual member meetings.

II.  Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities as it deems appropriate in its sole discretion.  Additionally, the Committee shall have the authority to retain and terminate any search firm to be used to identify governor candidates, including the authority to approve the search firm’s fees and other retention terms.

III.  Composition

The Committee shall be comprised of at least three (3) members, the majority of whom shall meet the independency qualification requirements set forth in Section V.A of this Charter.  The Committee may at any time have members, who are not governors, serving as Committee members.  Each Committee member shall be elected by a majority vote of the governors and shall individually meet the requirements as may be set by the Board from time to time.  The Board may remove a Committee member, with or without cause, by a majority vote of the governors, provided that the Board at all times assures the Committee maintains the requisite number and composition of Committee members herein provided.

Unless a Chairperson is appointed by the governors, the members of the Committee may designate a Chairperson by a majority vote of the full Committee.  The Chairperson shall govern all regular and special sessions of the Committee, be responsible for the scheduling of regular meetings, and set agendas for all such meetings.  The Chairperson shall serve until the expiration of his or her term or until his or her resignation, retirement, or removal and a successor has been appointed.  If the Chairperson is absent from a meeting, another member of the Committee shall serve as chairperson for the purposes of that meeting.

IV.  Duties and Responsibilities

The Committee’s policies and procedures shall remain flexible in order to best react to changing conditions and to ensure that the nominating process and procedures of the Committee are in accordance with all Company requirements.  In carrying out its responsibilities, the Committee will perform the following functions:

1.               To identify, recruit, and evaluate candidates for governor’s positions on the Board and the committees thereof and to consider the performance of incumbent governors in determining whether to nominate them for re-election;

2.               To make recommendations to the Board concerning the composition of the Board, including its size and qualifications for membership;

3.               To develop a process to be used by the Committee in identifying and evaluating candidates for membership on the Board and the committees thereof;

(i)             The Committee may consider potential governor candidates recommended by members, provided that the proposed candidates satisfy any minimum qualifications of the Company for its governors.

(ii)          The Committee may identify prospective governors from any reasonable source, including, but not limited to, the consultation of third-party governor search services.

4.               To evaluate the participation and contribution of each governor coming to the end of his or her term before deciding whether to recommend re-election.  The Committee may seek the views of other governors to assist them in this evaluation.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board;

5.               To annually present to the Board a list of candidates recommended for election to the Board at the annual meeting of members;

6.               To present to the Board, as necessary, candidates for Committee membership and individuals recommended to fill vacancies that may occur on the Board; and

7.               To perform any other activities consistent with this Charter, the Company’s Articles of Organization (as the same may be amended and/or restated and in effect from time to time), the Company’s Operating Agreement, and governing law, as the Committee or the Board deems necessary and appropriate.

V.  Procedures and Eligibility Requirements

A.  Independency Requirements

The Committee has adopted a policy of maintaining a partially independent nominating committee.  For the purpose of carrying out such policy, a nominating committee candidate will NOT be considered independent if such individual:

1.                   Receives any consulting, advisory, or other compensatory fees from the Company, other than Board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way upon continued service);

2.                   Is an “affiliated person” of the Company, as herein defined;

The term affiliate means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

(i)                                     A person will be deemed not to be in control of the Company for purposes of this section if such person or entity:

•                  Is not a beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the Company;

•                  Is not an executive officer of the Company.

(ii)                                  The ownership requirement set forth in the previous subparagraph (i) does not create a presumption in any way that a person holding more than 10% of any class of the Company’s voting equity securities controls or is otherwise an affiliate of the Company.

The following will also be deemed affiliates:

(i)                                     An executive officer of an affiliate;

(ii)                                  A governor who is also an employee of an affiliate;

(iii)                               A general partner of an affiliate; and

(iv)                              A managing member of an affiliate.

3.                   Is an employee of the Company or any current subsidiary of the Company; or

4.                   Has accepted or has an immediate family member who has accepted payments, during the immediately preceding calendar year, from the Company or any of its subsidiaries in excess of Sixty Thousand Dollars ($60,000), other than as compensation for Board or committee services, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation or certain permitted loans; or

5.                   Has an immediate family member who is employed, or has been employed within the preceding calendar year, by the Company or any of its subsidiaries as an executive officer; or

6.                   Is or has an immediate family member who is a partner or controlling member/shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs; or

7.                   Is or has an immediate family member who is employed, or has been employed within the preceding calendar year, as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity.

B.  Qualification Requirements

In recommending candidates to the Board, the Committee shall consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  The types of criteria the Committee shall take into account when identifying and evaluating potential candidates, shall include, but is not limited to the following:

1.               The candidate’s agricultural, business, legal, technical/engineering, accounting, and financial background and experience;

2.               The candidate’s community or civic involvement;

3.               The candidate’s independence from the Company and his or her lack of potential conflict(s) with the Company that cannot be handled by fully disclosing the candidate’s interest in a given transaction or by abstaining from decisions of the board in which the candidate may have an interest.  Candidates should not have, or appear to have, a conflict of interest that would unreasonably impair the candidate’s ability to represent the interests of all of the Company’s members or to fulfill the responsibilities of a governor;

4.               The candidate’s reputation for integrity, honesty, and adherence to high ethical standards.  Candidates should have demonstrated business acumen, experience, and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision making process of the Company; and

5.               The specific needs of the existing Board relative to any particular candidate so that the overall Board compensation reflects a mix of talents, experience, expertise, and perspectives appropriate to the Company’s circumstances.

The re-nomination of existing governors shall not be automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Committee shall consider the existing governor’s performance on the Board and on any committee on which such governor serves, which shall include attendance at Board and committee meetings and consideration of the extent to which such governor(s) undertook continuing education programs.

C.  Meetings

The Committee shall meet at least two times annually.  Additional meetings may occur as the Committee or its Chairperson deems advisable.  The Committee will keep minutes at each of its meetings and such meeting minutes will be provided to the Board.  Committee members will be furnished with copies of the minutes of each meeting.  The Committee is governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board and set forth in the Operating Agreement.  The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with any provision of this Charter, the Company’s Operating Agreement, and the laws of the State of Minnesota.

EXHIBIT B
HIGHWATER ETHANOL, LLC
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF GOVERNORS

I. Purpose

The Audit Committee (“Committee”) is appointed by the Board of Governors (“Board”) of Highwater Ethanol, LLC (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The primary duties and responsibilities of the Audit Committee are to:

•                  Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance;

•                  Appoint, compensate, retain and monitor the independence and qualifications of the Company’s independent auditors (also referred to herein as external auditors);

•                  Monitor the performance of the Company’s internal audit function and independent auditors;

•                  Provide an avenue of communication among the independent auditors, management, and the Board; and

•                  Prepare an Audit Committee report as required by the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II. Authority

The Committee shall have the authority to conduct or authorize any investigation appropriate to fulfill its responsibilities, and is empowered to:

•                  Appoint, compensate, retain and oversee the work of the public accounting firm employed by the Company to conduct the annual audit who shall report directly to the Committee;

•                  Retain independent counsel and other advisers as it deems necessary in the performance of its duties;

•                  Resolve any disagreements between management and the independent auditor regarding financial reporting;

•                  Pre-approve all auditing and permitted non-audit services performed by the Company’s external audit firm;

•                  Seek any information it requires from employees—all of whom are directed to cooperate with the Committee’s requests—or external parties;

•                  Meet with Company officers, external auditors, or outside counsel, as necessary;

•                  Delegate authority to subcommittees including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting; and

•                  Determine appropriate funding for the payment of compensation to the independent auditors engaged for the purpose of issuing an audit report, performing other audit review or attestation services for the Company and to any advisers employed by the Committee which funding must be paid for by the Company.

III. Composition

1.              Committee members’ qualifications shall meet the requirements as may be set by the Board from time to time, in addition to all applicable legal and regulatory requirements.

2.               The Committee shall be comprised of at least three independent governors of the Company (as defined in subparagraph 3 of this Article III below), all in good standing, each of whom must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, statement of members’ equity and cash flow statement.

3.               A governor will NOT be considered independent for purposes of this Article III, if such governor:

(a)          Receives any consulting, advisory, or other compensatory fees from the Company, other than Board or committee fees and fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service);

(b)         Is an “affiliated person” of the Company, the definition of which is attached hereto as Exhibit 1;

(c)          Is an employee of the Company or any current subsidiary of the Company;

(d)         Has accepted or has a family member who has accepted payments from the Company or any of its subsidiaries in excess of $60,000, other than as compensation for Board or Board committee service, payments arising solely from investments in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company, benefits under a tax-qualified retirement plan, or non-discretionary compensation, or certain permitted loans;

(e)          Has a family member who is employed by the Company or any of its subsidiaries as an executive officer;

(f)            Is or has a family member who is a partner or controlling shareholder or an executive officer of any organization to which the Company made, or from which the Company received, payments for property or services that exceeds 5% of the recipient’s consolidated gross revenues of that year, or $200,000, whichever is more, other than payments arising solely from investments in the Company’s securities or payments under non-discretionary charitable contribution matching programs;

(g)         Is or has a family member who is employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity; or

(h)         Is or has a family member who is a current partner of the Company’s outside auditor who worked on the Company’s audit;

4.               Committee members and a Committee chair shall be recommended and appointed by the Board.

IV.        Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet separately, periodically with management, with internal auditors, if any, and with external auditors. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. All members are expected to attend each meeting, in person or via teleconference or video-conference.

The minutes of each meeting are to be prepared at the direction of the Audit Committee Chair and sent to Committee members and all other governors. Copies are to be promptly provided to the independent auditors and the Company’s legal counsel.

V.            Scope of Responsibilities and Duties

Charter Review

Review and reassess the adequacy of this charter annually. Consider changes that are necessary as a result of new laws and regulations. Recommend any proposed changes to the Board. Submit the charter to the Board for approval and publish the document as required.

Financial Reporting

Review the Company’s annual audited financial statements and the documents containing such filings prior to filing or distribution. The review should include discussion with management and independent auditors of the following:

•                  Significant issues regarding accounting principles, practices, audit findings, disclosures, judgments and any other requirements under accounting standards and rules;

•                  Complex or unusual transactions and areas in which an unusual degree of judgment must be exercised;

•                  The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

•                  “Quality of earnings” of the Company from a subjective as well as objective standpoint.

Review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgment made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

Review with management and the external auditors the results of the audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreement with management.

Discuss the annual audited financial statements and quarterly financial statements with management and external auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Consider any items required to be communicated by the independent auditors in accordance with Statements of Accounting Standards (“SAS”) No. 61, Communications with Audit Committee (relating to the conduct of the audit and the application of significant accounting policies and estimates), SAS No. 89, Audit Adjustments (relating to audit adjustments) and SAS No. 90, Audit Committee Communications (relating to the quality, not just the acceptability, of the Company’s accounting principles and estimates), all as amended from time to time, which are attached to this charter as Exhibit 2.

Review disclosures made by Principal Executive Officer and Principal Financial Officer in the Forms 10-KSB or 10-K and 10-QSB or 10-Q

certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company’s internal control.

Internal Control

Consider the effectiveness of the Company’s internal control system, including information technology, security and control.

Understand the scope of the external auditor’s review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

In the event the Company employs an internal audit department, the Committee shall:

Review with management the charter, plans, activities, staffing and organizational structure of the internal audit function.

Review the effectiveness of the internal audit function.

Independent Auditors

Each year, review the independence and performance of the independent auditors and retain or discharge the independent auditors as circumstances warrant. In performing this review, the Committee will:

At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

Take into account the opinions of management and, in the event the Company has employed an internal audit, the opinions of the internal audit department.

Present its conclusion with respect to the external auditor to the Board.

Prescribe such policies and procedures as the Committee deems appropriate pertaining to relationships with the independent auditors, including clear hiring policies for employees and former employees of the independent auditors.

Approve the independent auditors’ engagement terms and fees for annual audit services as well as advance approval of all non-audit engagements with that firm. Any such approval of non-audit services by the independent auditor shall be disclosed in periodic reports as prescribed by law.

On at least an annual basis, review a formal, written statement from the independent auditors on such matters as are prescribed by law, including all relationships between the auditors and the Company or its management. Discuss with the independent auditors all significant relationships they have with the Company and their impact on the auditors’ objectivity and independence, including non-audit services and the fees proposed and charged therefore. Take appropriate action in response to these matters to satisfy itself of the auditors’ independence.

Review the independent auditors audit plan; discuss scope, staffing, locations, reliance upon management, and general audit approach, including coordination of audit effort with the internal audit department, if any.

Ensure the rotation of the lead audit partner and other audit partners as required by law, and consider whether there should be regular rotation of the audit firm itself.

Present its conclusions with respect to the independent auditor to the Board.

Meet separately with the external auditors on a regular basis to discuss any matters that the committee or auditors believe should be discussed privately.

Review all material written communications between the independent auditors and management, e.g., management letter, schedule of unadjusted differences and/or reportable conditions letter.

Compliance

At least once annually, review with the Company’s legal counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations (in coordination with other committees), and inquiries received from regulators or governmental agencies.

Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Review the process for communicating the Code of Ethics to appropriate Company personnel, and for monitoring compliance therewith.

Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

Annually prepare such report and certification to unit holders as required by SEC regulations.

Report to the Board about Committee activities and issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the performance and independence of the Company’s independent auditors, and, in the event the Company has employed an internal audit department, the performance of the internal audit function.

Other Audit Committee Responsibilities

Discuss and review with management the Company’s major policies with respect to risk assessment and risk management.

As considered necessary by the Committee, review policies and procedures as well as audit results associated with governors’ and officers’ expense accounts and perquisites, including the use of the Company’s assets.

Perform any other activities consistent with this Charter, the Company’s operating agreement, and governing law, as the Committee or the Board deems necessary or appropriate.

Periodically review materials or receive education on Audit Committee-related and new accounting and auditing-related developments and best practices.

Annually evaluate the Committee’s performance of its responsibilities, confirm that all responsibilities outlined in this charter have been carried out, and create an agenda for the ensuing year.

Exhibit 1

The term affiliate of, or a person affiliated with, a specified person, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified.

(A)                              A person will be deemed not to be in control of a specified person for purposes of this section if the person:

1.               Is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and

2.               Is not an executive officer of the specified person.

(B)                                The previous paragraph (Subparagraph A) of this section only creates a safe harbor position that a person does not control a specified person. The existence of the safe harbor does not create a presumption in any way that a person exceeding the ownership requirement in the previous paragraph (Subparagraph A) of this section controls or is otherwise an affiliate of a specified person.

The following will be deemed to be affiliates:

(A)                                            An executive officer of an affiliate;

(B)                                              A governor who also is an employee of an affiliate;

(C)                                              A general partner of an affiliate; and

(D)                                             A managing member of an affiliate.

For purposes of the previous paragraph (Subparagraph A) of this section, dual holding companies will not be deemed to be affiliates of or persons affiliated with each other by virtue of their dual holding company arrangements with each other, including where governors of one dual holding company are also governors of the other dual holding company, or where governors of one or both dual holding companies are also governors of the business jointly controlled, directly or indirectly, by the dual holding companies (and, in each case, receive only ordinary- course compensation for serving as a member of the board of governors, audit committee or any other board committee of the dual holding companies or any entity that is jointly controlled, directly or indirectly, by the dual holding companies).

Exhibit 2

Communication With Audit Committees	675

AU Section 380

Communication With Audit Committees

Source: SAS No. 61; SAS No. 89; SAS No. 90.

See section 9380 for interpretations of this section.

Effective for audits of financial statements for periods beginning on or after January 1, 1989, unless otherwise indicated.

.01  This section establishes a requirement for the auditor to determine that certain matters related to the conduct of an audit are communicated to those who have responsibility for oversight of the financial reporting process.(1) For purposes of this document, the recipient of the communications is referred to as the audit committee. The communications required by this section are applicable to (1) entities that either have an audit committee or that have otherwise formally designated oversight of the financial reporting process to a group equivalent to an audit committee (such as a finance committee or budget committee) and (2) all Securities and Exchange Commission (SEC) engagements.(2)

.02  This section requires the auditor to ensure that the audit committee receives additional information regarding the scope and results of the audit that may assist the audit committee in overseeing the financial reporting and

(1)   Communication with the audit committee by the independent auditor on certain specified matters when they arise in the conduct of an audit is required by other standards, including—

•                  Section 325, Communication of Internal Control Related Matters Noted in an Audit.

•                  Section 316, Consideration of Fraud in a Financial Statement Audit.

•                  Section 317, Illegal Acts by Clients.

•                  Section 801, Compliance Auditing Considerations in Audits of Governmental Entities and Recipients of Governmental Financial Assistance.

In addition, section 722, Interim Financial Information, requires that certain information be communicated to audit committees as a result of performing a review of interim financial information. [Footnote revised, November 2002, to reflect conforming changes necessary due to the issuance of Statement on Auditing Standards No. 100.]

(2)   For purposes of this section, an SEC engagement is defined as one that involves the audit of the financial statements of—

1.               An issuer making an initial filing, including amendments, under the Securities Act of 1933 and the Securities Exchange Act of 1934.

2.               A registrant that files periodic reports with the SEC under the Investment Company Act of 1940 or the Securities Exchange Act of 1934 (except a broker or dealer registered only because of section 15 (a) of the 1934 Act).

3.               A bank or other lending institution that files periodic reports with the Comptroller of the Currency, the Federal Reserve System, the Federal Deposit Insurance Corporation, or the Federal Home Loan Bank Board because the powers, functions, and duties of the SEC to enforce its periodic reporting provisions are vested, pursuant to section 12(i) of the 1934 Act, in those agencies. (Section 12(g) of the Securities Exchange Act of 1934 provides an exemption from periodic reporting to the SEC to [1] entities with less than $5 million in total assets on the last day of each of the entity’s three most recent fiscal years and fewer than 500 shareholders and [2] entities with fewer than 300 shareholders. Accordingly, such entities are not encompassed within the scope of this definition.)

4.               A company whose financial statements appear in the annual report or proxy statement of any investment fund because it is a sponsor or manager of such a fund, but which is not itself a registrant required to file periodic reports under the 1940 Act or section 13 or 15(d) of the Securities Exchange Act of 1934.

AICPA Professional Standards	AU §380.02

676	The Standards of Field Work

disclosure process for which management is responsible. This section does not require communications with management; however, it does not preclude communications with management or other individuals within the entity who may, in the auditor’s judgment, benefit from the communications.

.03  The communications may be oral or written. If information is communicated orally, the auditor should document the communication by appropriate memoranda or notations in the working papers.(3) When the auditor communicates in writing, the report should indicate that it is intended solely for the information and use of the audit committee or the board of directors and, if appropriate, management, and is not intended to be and should not be used by anyone other than these specified parties.

.04  The communications specified by this section are incidental to the audit. Accordingly, they are not required to occur before the issuance of the auditor’s report on the entity’s financial statements so long as the communications occur on a timely basis. There may be occasions, however, when discussion of certain of the matters (specified by paragraphs .06 through .14 below) with the audit committee prior to the issuance of the report may, in the auditor’s judgment, be desirable.

.05  It may be appropriate for management to communicate to the audit committee certain of the matters specified in this section. In such circumstances, the auditor should be satisfied that such communications have, in fact, occurred. Generally, it is not necessary to repeat the communication of recurring matters each year. Periodically, however, the auditor should consider whether, because of changes in the audit committee or simply because of the passage of time, it is appropriate and timely to report such matters. Finally, this section is not intended to restrict the communication of other matters.

Matters to Be Communicated

The Auditor’s Responsibility Under Generally Accepted Auditing Standards

.06  An audit performed in accordance with generally accepted auditing standards may address many matters of interest to an audit committee. For example, an audit committee is usually interested in internal control and in whether the financial statements are free of material misstatement. In order for the audit committee to understand the nature of the assurance provided by an audit, the auditor should communicate the level of responsibility assumed for these matters under generally accepted auditing standards. It is also important for the audit committee to understand that an audit conducted in accordance with generally accepted auditing standards is designed to obtain reasonable, rather than absolute, assurance about the financial statements.

Significant Accounting Policies

.07  The auditor should determine that the audit committee is informed about the initial selection of and changes in significant accounting policies or

(3)   The auditor may wish to review the minutes, if any, prepared by the audit committee for consistency with the auditor’s understanding of the communications. [Footnote added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No. 90.]

AU §380.03	Copyright © 2003, American Institute of Certified Public Accountants, Inc.

677

their application. The auditor should also determine that the audit committee is informed about the methods used to account for significant unusual transactions and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus. For example, significant accounting issues may exist in areas such as revenue recognition, off-balance-sheet financing, and accounting for equity investments.

Management Judgments and Accounting Estimates

.08  Accounting estimates are an integral part of the financial statements prepared by management and are based upon management’s current judgments. Those judgments are normally based on knowledge and experience about past and current events and assumptions about future events. Certain accounting estimates are particularly sensitive because of their significance to the financial statements and because of the possibility that future events affecting them may differ markedly from management’s current judgments. The auditor should determine that the audit committee is informed about the process used by management in formulating particularly sensitive accounting estimates and about the basis for the auditor’s conclusions regarding the reasonableness of those estimates.

Audit Adjustments

.09  The auditor should inform the audit committee about adjustments arising from the audit that could, in his judgment, either individually or in the aggregate, have a significant effect on the entity’s financial reporting process. For purposes of this section, an audit adjustment, whether or not recorded by the entity, is a proposed correction of the financial statements that, in the auditor’s judgment, may not have been detected except through the auditing procedures performed. Matters underlying adjustments proposed by the auditor but not recorded by the entity could potentially cause future financial statements to be materially misstated, even though the auditor has concluded that the adjustments are not material to the current financial statements. [As amended, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.]

.10  The auditor also should inform the audit committee (4) about uncorrected misstatements aggregated by the auditor during the current engagement and pertaining to the latest period presented that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole.(5) [Paragraph added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.]

(4)   The presentation to the audit committee should be similar to the summary of uncorrected misstatements included in or attached to the management representation letter. See footnote 6 of section 333, Management Representations. [Footnote added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89.]

(5)   The communication to management and the audit committee of immaterial misstatements aggregated by the auditor does not constitute a communication pursuant to section 317.17, Section 10A of the Securities Exchange Act of 1934, or section 316.79—.82. The auditor may have additional communication responsibilities pursuant to section 317, Section 10A of the Securities Exchange Act of 1934, or section 316. [Footnote added, effective for audits of financial statements for periods beginning on or after December 15, 1999, by Statement on Auditing Standards No. 89. Footnote revised, January 2004, to reflect conforming changes necessary due to the issuance of Statement on Auditing Standards No. 99.]

AICPA Professional Standards	AU §380.10

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Auditor’s Judgments About the Quality of the Entity’s Accounting Principles

.11  In connection with each SEC engagement (see paragraph .01), the auditor should discuss with the audit committee the auditor’s judgments about the quality, not just the acceptability, of the entity’s accounting principles as applied in its financial reporting. Since the primary responsibility for establishing an entity’s accounting principles rests with management, the discussion generally would include management as an active participant. The discussion should be open and frank and generally should include such matters as the consistency of the entity’s accounting policies and their application, and the clarity and completeness of the entity’s financial statements, which include related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, and neutrality of the accounting information included in the financial statements.(6) Examples of items that may have such an impact are the following:

•                  Selection of new or changes to accounting policies

•                  Estimates, judgments, and uncertainties

•                  Unusual transactions

•                  Accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded

Objective criteria have not been developed to aid in the consistent evaluation of the quality of an entity’s accounting principles as applied in its financial statements. The discussion should be tailored to the entity’s specific circumstances, including accounting applications and practices not explicitly addressed in the accounting literature, for example, those that may be unique to an industry. [Paragraph added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No. 90.]

Other Information in Documents Containing Audited Financial Statements

.12  The audit committee often considers information prepared by management that accompanies the entity’s financial statements. An example of information of this nature would be the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that certain entities that file reports with the SEC are required to present in annual reports to shareholders. Section 550, Other Information in Documents Containing Audited Financial Statements, establishes the auditor’s responsibility for such information.(7) The auditor should discuss with the audit committee his responsibility

(6)   These characteristics of accounting information are discussed in the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Concepts No. 2, Qualitative Characteristics of Accounting Information. FASB Concepts Statement No. 2 notes that consistently understating results or overly optimistic estimates of realization are inconsistent with these characteristics. [Footnote added, effective for audits of financial statements for periods ending on or after December 15, 2000, by Statement on Auditing Standards No. 90.]

(7)   Guidance on the auditor’s consideration of other information is also provided by section 558, Required Supplementary Information; section 551, Reporting on Information Accompanying the Basic Financial Statements in Auditor Submitted Documents; and section 711, Filings Under Federal Securities Statutes. [Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

AU §380.11	Copyright © 2005, American Institute of Certified Public Accountants, Inc.

679

for other information in documents containing audited financial statements, any procedures performed, and the results. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

Disagreements With Management

.13  Disagreements with management may occasionally arise over the application of accounting principles to the entity’s specific transactions and events and the basis for management’s judgments about accounting estimates. Disagreements may also arise regarding the scope of the audit, disclosures to be included in the entity’s financial statements, and the wording of the auditor’s report. The auditor should discuss with the audit committee any disagreements with management,(8) whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity’s financial statements or the auditor’s report. For purposes of this section, disagreements do not include differences of opinion based on incomplete facts or preliminary information that are later resolved. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

Consultation With Other Accountants

.14  In some cases, management may decide to consult with other accountants about auditing and accounting matters. When the auditor is aware that such consultation has occurred, he should discuss with the audit committee his views about significant matters that were the subject of such consultation.(9) [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

Major Issues Discussed With Management Prior to Retention

.15  The auditor should discuss with the audit committee any major issues that were discussed with management in connection with the initial or recurring retention of the auditor including, among other matters, any discussions regarding the application of accounting principles and auditing standards. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

(8)   The glossary to Financial Accounting Standards Board (FASB) Statement No. 57, Related Party Disclosures [AC section R36], defines management as follows:

Persons who are responsible for achieving the objectives of the enterprise and who have the authority to establish policies and make decisions by which those objectives are to be pursued. Management normally includes members of the board of directors, the chief executive officer, chief operating officer, vice presidents in charge of principal business functions (such as sales, administration, or finance), and other persons who perform similar policy-making functions. Persons without formal titles also may be members of management.

[Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

(9)   Circumstances in which the auditor should be informed of such consultations are described in section 625, Reports on the Application of Accounting Principles, paragraph .07. [Footnote renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Footnote subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

AICPA Professional Standards	AU §380.15

680

Difficulties Encountered in Performing the Audit

.16  The auditor should inform the audit committee of any serious difficulties he encountered in dealing with management related to the performance of the audit. This may include, among other things, unreasonable delays by management in permitting the commencement of the audit or in providing needed information, and whether the timetable set by management was unreasonable under the circumstances. Other matters that the auditor may encounter include the unavailability of client personnel and the failure of client personnel to complete client-prepared schedules on a timely basis. If the auditor considers these matters significant, he should inform the audit committee. [Paragraph renumbered by the issuance of Statement on Auditing Standards No. 89, December 1999. Paragraph subsequently renumbered by the issuance of Statement on Auditing Standards No. 90, December 1999.]

Effective Date

.17  This section is effective for audits of financial statements for periods beginning on or after January 1, 1989. Early application of the provisions of this section is permissible.

AU §380.16	Copyright © 2001, American Institute of Certified Public Accountants, Inc.

Vote by Mail or Facsimile:
HIGHWATER ETHANOL, LLC
2010 Annual Meeting — Friday, February 26, 2010	1) Read the Proxy Statement
For Unit Holders as of January 1, 2010	2) Check the appropriate boxes on the proxy card below
Proxy Solicited on Behalf of the Board of Governors	3) Sign and date the proxy card
4) Return the proxy card by mail to 24500 US Highway 14, Lamberton, MN 56152 or via fax to (507) 752-6162.

Proxy cards must be RECEIVED no later than 5:00 p.m. on
Thursday, February 25, 2010 to be valid.

PROPOSAL ONE: APPROVAL OF THE AMENDMENT TO THE COMPANY’S MEMBER CONTROL AGREEMENT:

	For	Against	Abstain
Approval of the Amendment to the Company’s Member Control Agreement to Increase the Number of Governors from Nine to Twelve	☐	☐	☐

PROPOSAL TWO: ELECTION OF GOVERNORS

Group III

You may vote for four (4) nominees, but no more than four (4) nominees.

	For	Abstain
John Schueller, Incumbent ---------- >>>	☐	☐
Ron Jorgenson, Incumbent ---------- >>>	☐	☐
Russ Derickson, Incumbent ---------->>>	☐	☐
Scott Brittenham, Incumbent -------->>>	☐	☐
Dennis Wagner ------------------------ >>>	☐	☐

Group II

You may vote for four (4) nominees, but no more than four (4) nominees.

	For	Abstain
Warren Pankonin, Incumbent------- >>>	☐	☐
Mike Landuyt, Incumbent ------------>>>	☐	☐
George Goblish, Incumbent ---------->>>	☐	☐
Luke Spalj, Incumbent ---------------->>>	☐	☐
Tim Sullivan ---------------------------->>>	☐	☐

Group I

You may vote for four (4) nominees, but no more than four (4) nominees.

	For	Abstain
Tim VanDerWal, Incumbent --------->>>	☐	☐
David Moldan, Incumbent ------------>>>	☐	☐
Rex Roehl, Incumbent ----------------->>>	☐	☐
Todd Reif, Incumbent ----------------->>>	☐	☐

PLEASE INDICATE YOUR SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE BOX WITH BLUE OR BLACK INK

By signing this proxy card, you appoint David Moldan and John Schueller, jointly and severally, each with full power of substitution, as proxies to represent you at the 2010 Annual Meeting of the Members to be held on Friday, February 26, 2010, at the American Legion, 106 1st Avenue West, Lamberton, MN 56152, and at any adjournment thereof, on any matters coming before the meeting.  Registration for the meeting will begin at 8:30 a.m.  The 2010 Annual Meeting will commence at approximately 9:30 a.m.  Please specify your choice by marking the appropriate box above.  The proxies cannot vote your units unless you sign and return this card.  For your proxy card to be valid, it must be received by the Company by 5:00 p.m. on Thursday, February 25, 2010.

This proxy, when properly executed, will be voted in the manner directed herein and authorizes the proxies to take action in their discretion upon other matters that may properly come before the 2010 Annual Meeting.  If you do not mark any boxes, your units will not be voted for the election of governors or the amendment to the Member Control Agreement.  If you choose less than four (4) nominees in a group, then the proxies will vote your units only for the nominee(s) you chose.  If you make contradictory choices, such as both for and withhold for any nominee or you vote for more than four (4) nominees your proxy card will be invalid, but your units will count toward the quorum requirements.  If the amendment does not pass, the top three (3) vote earners in each group will be elected as governors.

Signature:	Joint Owner Signature:
Print Name:	Print Joint Owner Name:
Date:	Date:

Number of Units Held:

Please sign exactly as your name appears above.  Joint owners must both sign.  When signing as attorney, executor, administrator, trustee or guardian, please note that fact.